
                        Table of Contents
Letter to Shareholders....................................   1

Performance Results.......................................   3

Portfolio Highlights......................................   4

Performance in Perspective................................   5

Portfolio Management Review...............................   6

Portfolio of Investments..................................   9

Statement of Assets and Liabilities.......................  17

Statement of Operations...................................  18

Statement of Changes in Net Assets........................  19

Financial Highlights......................................  20

Notes to Financial Statements.............................  23

Report of Independent Accountants.........................  29

HYI ANR 10/97

                            Letter to Shareholders

September 26, 1997

Dear Shareholder,                                Picture of
                                   Dennis J. McDonnell and Don G. Powell

As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., paving the way for the development of a prominent global financial services company. More recently, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, 1997, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

On August 4, 1997, the announcement of exchange privileges between Van Kampen American Capital and Morgan Stanley retail funds opened the door to even greater investment opportunities. We are particularly pleased to offer an expanded menu of mutual funds covering virtually every market and continent. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.

Economic Review

     Growth, stability, and confidence continued to characterize the U.S. economic environment during the reported period. After performing solidly during the second half of 1996, the economy in the first quarter of 1997 grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 28 years, while unemployment fell to 4.9 percent in August, one of the lowest levels since 1973.

      Despite the robust pace of economic activity, there was little evidence of troublesome inflation. In fact, wholesale prices fell during each of the first seven months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through August.

      Several factors contributed to maintaining a stable rate of inflation. A strong rally in the U.S. dollar made imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without raising prices. Finally, health-care costs were unchanged during July, the first time since 1975 that consumer medical prices did not rise.

      In March, the inflationary implications of the nation's low unemployment rate caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

                                       1                   Continued to page two

Market Review

Bond yields remained in a relatively narrow range during the reporting period. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.61 percent at the end of August, down about one-half of a percentage point from one year earlier.

The decline in long-term interest rates helped generate solid returns in the fixed-income market. The Merrill Lynch Domestic Master Bond Index gained 4.93 percent during the eight months through August, and 10.00 percent during the 12-month reporting period. This is a market capitalization weighted index including U.S. government, fixed-coupon domestic investment grade corporate bonds, and mortgage pass-throughs. Reflecting the strong economy, corporate bonds outperformed Treasury issues by more than 2 percent during the 12 months ended in August. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt. For example, the Merrill Lynch High Yield Bond Index returned 14.84 percent over the 12-month reporting period, compared to 13.14 percent for the Lehman Brothers Long-Term Treasury Index.

Outlook

We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. Additionally, an unusually powerful El Nino weather pattern developing in the Pacific Ocean has the potential to drive commodity prices significantly higher in coming months. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that bond yields will remain within a relatively narrow range for the remainder of the year.

We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and solid financial-market returns. By most objective indicators, the U.S. economy is in its best shape in over a generation. We urge our fund shareholders to use this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

A discussion with your portfolio management team in this report will provide details of the key factors and strategies contributing to your Fund's performance. Once again, we value your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


/s/ Don G. Powell                               /s/ Dennis J. McDonnell
---------------------------                     --------------------------------
Don G. Powell                                   Dennis J. McDonnell
Chairman                                        President
Van Kampen American Capital                     Van Kampen American Capital
Asset Management, Inc.                          Asset Management, Inc.

Performance Results for the Period Ended August 31, 1997
Van Kampen American Capital High Income Corporate Bond Fund

Total Returns                                A Shares    B Shares   C Shares

One-year total return based on NAV/1/           14.44%     13.58%     13.64%
One-year total return/2/                         9.07%      9.58%     12.64%
Five-year average annual total return/2/         9.85%      9.86%      N/A
Ten-year average annual total return/2/          7.61%      N/A        N/A
Life-of-Fund average annual total return/2/      9.40%     10.34%      8.94%
Commencement date                            10/02/78   07/02/92   07/06/93

Distribution Rate and Yield
Distribution Rate/3/                             8.72%      8.41%      8.45%
SEC Yield/4/                                     8.18%      7.76%      7.81%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             Portfolio Highlights
         Van Kampen American Capital High Income Corporate Bond Fund

Top Ten Issuers as of August 31, 1997

                                                            Percentage of Fund's
                                                            Long-Term Investments
            Indah Kiat International Finance Co. BV.............    1.7%
            Vicap S. A., 144A Private Placement.................    1.5%
            Venture Holdings, Inc...............................    1.4%
            Majestic Star Casino, L.L.C.........................    1.4%
            Maxus Energy Corp...................................    1.2%
            Interlake Corp. (03/01/02)..........................    1.2%
            Mohegan Tribal Gaming Authority of Connecticut......    1.1%
            Exide Electronics Group, Inc........................    1.1%
            Galaxy Telecom L.P..................................    1.1%
            Multicanal Participacoes, Series B..................    1.1%

Credit Quality as a Percentage of Corporate Obligations

As of August 31, 1997
[_] BBB.......................  1.8%
[_] BB........................ 16.8%
[_] B......................... 67.2%    [PIE CHART APPEARS HERE]
[_] CCC.......................  5.3%
[_] Non-Rated.................  8.9%

As of February 28, 1997
[_] BBB.......................  1.3%
[_] BB........................ 16.6%
[_] B......................... 67.1%    [PIE CHART APPEARS HERE]
[_] CCC.......................  6.2%
[_] D.........................  0.3%
[_] Non-Rated.................  8.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of August 31, 1997
Raw Materials/Processing Industries................................... 19.1%
Consumer Services..................................................... 18.6%
Producer Manufacturing................................................  9.1%
Energy................................................................  8.7%
Utilities.............................................................  8.3%

As of February 28, 1997
Consumer Services..................................................... 20.6%
Raw Materials/Processing Industries................................... 17.6%
Producer Manufacturing................................................ 10.6%
Energy................................................................ 10.2%
Consumer Distribution.................................................  7.8%

Duration

                       As of August 31, 1997           As of February 28, 1997

     Duration                3.6 years                        4.3 years

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed
     . Reflect the impact of favorable market trends or difficult market conditions
     . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the First Boston High Yield Index and the Lipper High Current Yield Bond Index over time. These indices are unmanaged statistical composites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment
     Van Kampen American Capital High Income Corporate Bond Fund vs. First Boston High Yield Index and the Lipper High Current Yield Bond Index (August 31, 1987 through August 31, 1997)

                             [GRAPH APPEARS HERE]
     Fund's Total Return
     1 Year Avg. Annual    = 9.07%
     5 Year Avg. Annual    = 9.85%
     10 Year Avg. Annual   = 7.61%
     Inception Avg. Annual = 9.40%



                VKAC High Income Corporate Bond Fund       Lipper High Current Yield Bond Index    First Boston High Yield Index
Aug 1987                      $ 9,527                                   $10,000.00                          $10,000.00
Aug 1988                      $10,064                                   $10,549.27                          $10,998.59
Aug 1989                      $10,145                                   $11,329.66                          $11,986.57
Aug 1990                      $ 8,534                                   $10,292.59                          $11,554.31
Aug 1991                      $ 9,854                                   $12,275.73                          $14,290.93
Aug 1992                      $12,398                                   $15,243.40                          $17,493.30
Aug 1993                      $14,283                                   $17,736.92                          $20,253.25
Aug 1994                      $14,617                                   $18,197.56                          $20,985.08
Aug 1995                      $14,149                                   $20,302.67                          $23,757.22
Aug 1996                      $18,193                                   $22,443.29                          $26,167.65
Aug 1997                      $20,820                                   $25,841.22                          $30,204.89

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                         Portfolio Management Review

         Van Kampen American Capital High Income Corporate Bond Fund

We recently spoke with the management team of the Van Kampen American Capital High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1997.

Q What were some of the key forces at work in the market during the past fiscal year?

A    Volatility overshadowed the bond market during the 12-month period ended
August 31, 1997. The benchmark 10-year Treasury bond's yield, which moves in the opposite direction of its price, dropped from 6.93 percent on August 31, 1996 to
6.33 percent on August 31, 1997, and was marked by peaks and valleys throughout the fiscal year. Bond prices fell in the early part of the period as the economy continued to gain strength, fueling fears of an interest rate hike by the Federal Reserve Board. When growth slowed to a moderate 2.1 percent rate in the third quarter of 1996, bond prices resumed their rise.

     The scenario shifted again at the beginning of 1997 as economic growth began to accelerate and bond prices resumed their retreat. A short-lived rally from year-end 1996 through February 1997 was stunted following the release of strong economic numbers and the continuing "irrational exuberance" of the stock market, according to Fed Chairman Alan Greenspan. Investor sentiment was that the Federal Reserve Board would likely take action and increase the federal funds rate. In fact, the Fed did raise the federal funds rate in late March by one-quarter of a percentage point. This increase, the first in nearly two years, bumped the yield of the 10-year Treasury back up to nearly 7.00 percent. However, the economy began to show signs of weakening by the end of the second quarter, which led to the consensus that the Fed would wait to raise rates further. In the wake of an uneventful Fed meeting in mid-August, the market rallied as the 10-year Treasury yield slipped from its high of 6.99 percent on September 5, 1996 to 6.01 percent on July 31, 1997, before backing up to near
6.30 percent at the end of July.

Q What factors contributed to the performance of the high-yield market during this time?

A    Throughout most of the Fund's fiscal year, high-yield corporate bonds outperformed Treasury securities and investment-grade corporate bonds, supported by an outstanding technical environment. Growing consumer confidence in corporate debt gave rise to a large number of new investors entering the high-yield market, creating positive Fund inflows. At the same time, record levels of new issuance flooded the market. Under normal conditions, the large supply might have depressed the market, but this new issuance was met and absorbed by unusually high demand. As a result, total return of the high-yield market far exceeded that of most fixed-income markets. Furthermore, the reporting period was relatively free of any news-making defaults or other negative earnings trends that might have slowed momentum.

     The market experienced a moderate degree of volatility in March of this year, as investors collectively held their breath and fixed their attention on potential Fed action. Following the March rate hike, all investment markets backed up, including the high-yield market. The high-yield market was also tangentially affected by the fact that a majority of high-yield funds currently hold a measurable portion in emerging markets, which reacted negatively to the Fed increase. For a short period of time, the technical aspects of the high-yield market deteriorated, and net asset values declined. However, the high-yield market moved in tandem with stocks, recovering more quickly than other fixed-income investments.

Q What changes did you make to the Fund in light of market conditions?

A    In May, we solicited and received shareholder approval to update the Fund's investment practices in response to changing market dynamics. The three changes to investment management were: first, the removal of the ban on investing in unseasoned issuers, or issuers with less than three years of operating history. The high-yield marketplace has increasingly attracted the attention of funded start-up ventures, which have included such high-yielding industry sectors as telecommunications and cable securities. Second, we are now able to invest more than 10 percent in any given security, which simplifies trading without compromising the Fund's diversification. Finally, the limit imposed on investments issued by overseas corporations has been raised from a maximum 20 percent to an allowable 35 percent. The ability to invest additional assets in emerging market debt supports our search for total return potential.

     The Fund began the period with relatively high coupons and short average maturity. When the 10-year Treasury rallied over the last several months of the fiscal year, a defensive shorter duration reduced the Fund's sensitivity to the overall decline in interest rates, somewhat limiting its potential for appreciation. We had expected more action from the Fed in the face of continuing robust economic growth, but inflation remained in check.

     We have reduced the Fund's average coupon and increased average maturity by investing in new bond issues, most with 10-year maturities. The High Income Corporate Bond Fund, like many of its peers, has enjoyed a very positive inflow of new money for the last few years. By investing in securities with greater interest rate sensitivity, we are gradually extending the Fund's duration.

     We have underweighted the media and telecommunications sectors and slightly overweighted the energy sector, which has benefited from stable to increasing energy prices. A significant tightening of credit spreads within emerging market debt has triggered excellent performance. A substantial global supply of new issuance is on the horizon, which will likely feature some attractive investment opportunities. The Fund's 19 percent international exposure at August 31, 1997 includes emerging markets such as Indonesia, Mexico, Brazil, and Argentina, and positions in Canada, Australia, and the United Kingdom. Specifically, we had several holdings in U.K. cable companies, of which a major contingent is financed by U.S. high-yield debt. For additional Fund portfolio highlights, please refer to page four.

Q    How did the Fund perform during the reporting period?

A    The Fund posted a total return of 14.44 percent/1/ (Class A shares at net asset value) for the 12-month period ended August 31, 1997. By comparison, the Credit Suisse First Boston High Yield Index returned 15.43 percent for the same period. This is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the high-yield debt corporate market. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     At the end of the Fund's fiscal year, its duration stood at 3.6 years, compared to the 4.45 year average duration of the Credit Suisse First Boston High Yield Index benchmark. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the effect interest rate movements have on net asset value. Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have tended to perform better when interest rates decline. As of August 31, 1997, the Fund's monthly dividend was $0.05 per Class A share. Please refer to the chart on page three for additional Fund performance results.

Q    How was the Fund's portfolio structured at the end of its fiscal year?

A    As of August 31, approximately 16.8 percent of the Fund's long-term investments were BB-rated, which is the highest quality rating within the noninvestment-grade category, and 67.2 percent were B-rated. Because both categories of bonds tend to generate higher yields than investment-grade bonds, they usually have performed better than high-quality securities when interest rates rise. The additional income they generate compensates for some of the decline in principal value due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve.

     Compared to its peers, the Fund has held a higher percentage in B-rated securities. We believe that bonds with a B rating have a favorable risk-reward ratio over the long run, with less relative volatility and better performance potential. Yield spreads between B- and BB-rated securities have narrowed over the 12 months.

     With the exception of a 1.8 percent holding in BBB-rates securities, the remainder of the Fund's long-term assets at the end of the period were rated below investment grade. Approximately 5.3 percent of assets were rated CCC and
8.9 percent were non-rated.

Q    What is your outlook for the market over the coming months?

A    Continuing strong technical fundamentals should bolster the high-yield market as demand for high-yield bonds remains firm. High-yield investments have enjoyed a near-record level of success over the past few years, but their performance would be adversely affected by a decline in general economic conditions. Slower economic growth or a recession would create a more challenging environment. However, our outlook is for a fairly unrestrictive Fed policy with well-behaved inflation and continued economic growth.

     Because yield spreads are currently very tight, we believe it will be difficult for the market to continue compressing at the same rate as it has over the past 12 months. The most likely impetus for widening would be an economic slowdown or a recession. Given current economic statistics, a recession does not seem likely in the very near future.

     We expect high-yield securities to continue to outperform other fixed-income investments, with the possible exception of the emerging markets sector. In line with the Fund's investment changes, we expect to slightly increase the Fund's non-domestic component and its exposure to unseasoned issuers, and continue our focus on portfolio diversification.



Peter W. Hegel                          Ellis S. Bigelow
Chief Investment Officer                Portfolio Manager
Fixed Income Investments

                                       8      Please see footnotes on page three

                           Portfolio of Investments

                                August 31, 1997

----------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                       Coupon    Maturity    Market Value
----------------------------------------------------------------------------------------------
         Corporate Obligations 85.4%
         Consumer Distribution 6.6%
$ 3,800  Big 5 Holdings, Inc.............................   13.625%   09/15/02     $ 4,047,000
  4,810  Brylane Capital Corp............................   10.000    09/01/03       5,122,650
  2,500  Cole National Group, Inc........................   11.250    10/01/01       2,764,000
  3,000  Commemorative Brands, Inc.......................   11.000    01/15/07       3,060,000
  5,500  Finlay Enterprises, Inc. (a).................... 0/12.000    05/01/05       5,307,500
  3,500  Fleming Cos, Inc., 144A Private Placement (b)...   10.625    07/31/07       3,561,250
  2,500  Fresh Del Monte Produce (Netherland Antilles)...   10.000    05/01/03       2,625,000
  2,000  Loehmann's, Inc.................................   11.875    05/15/03       1,840,000
  5,700  Pantry, Inc.....................................   12.000    11/15/00       5,871,000
  3,735  Pathmark Stores, Inc............................   12.625    06/15/02       3,847,050
  3,000  Shoppers Food Warehouse Corp.,
         144A Private Placement (b)......................    9.750    06/15/04       3,075,000
  2,500  Southern Foods Group L.P.,
         144A Private Placement (b)......................    9.875    09/01/07       2,515,625
  2,377  Wickes..........................................   11.625    12/15/03       2,258,150
                                                                                   -----------
                                                                                    45,894,225
                                                                                   -----------
         Consumer Durables 6.2%
  4,500  Aetna Industries, Inc...........................   11.875    10/01/06       4,961,250
  2,250  Aftermarket Technology Corp., Series B..........   12.000    08/01/04       2,497,500
  5,000  MCII Holdings USA, Inc.,
         144A Private Placement (Mexico) (a)(b).......... 0/12.000    11/15/02       4,512,500
  3,250  MDC Holdings, Inc...............................   11.125    12/15/03       3,575,000
  5,000  Oriole Homes Corp...............................   12.500    01/15/03       5,252,500
  4,000  Oxford Automotive, Inc.,
         144A Private Placement (b)......................   10.125    06/15/07       4,095,000
  1,750  UDC Homes, Inc..................................   12.500    05/01/00       1,785,000
  2,829  UDC Homes, Inc..................................   12.500    05/01/00       2,885,580
  4,750  United Auto Group Inc.,
         144A Private Placement (b)......................   11.000    07/15/07       4,809,375
  9,124  Venture Holdings, Inc...........................    9.750    04/01/04       8,759,040
                                                                                   -----------
                                                                                    43,132,745
                                                                                   -----------

                                       9      See Notes to Financial Statements

                                August 31, 1997

Par
Amount
(000)   Description                                                 Coupon      Maturity     Market Value
---------------------------------------------------------------------------------------------------------
        Consumer Non-Durables 6.6%
$1,000  Anchor Advanced Products, Inc.........................      11.750%     04/01/04      $1,055,000
 4,900  Consoltex Group, Inc..................................      11.000      10/01/03       5,071,500
 4,500  Curtice Burns Foods, Inc..............................      12.250      02/01/05       4,995,000
 4,770  Dan River, Inc........................................      10.125      12/15/03       4,972,725
 6,250  Del Monte Corp........................................      12.250      04/15/07       6,687,500
 3,125  Dr. Pepper Bottling Co. (a)...........................    0/11.625      02/15/03       3,117,188
 4,250  Drypers Corp..........................................      10.250      06/15/07       4,239,375
 1,500  French Fragrances, Inc................................      10.375      05/15/07       1,567,500
 3,750  Genesco, Inc..........................................      10.375      02/01/03       3,881,250
 3,500  Revlon Worldwide......................................          *       03/15/01       2,485,000
 4,000  Signature Brands, Inc.................................      13.000      08/15/02       4,380,000
 2,250  Signature Brands, Inc.................................      13.000      08/15/02       2,430,000
 1,000  Twin Laboratories, Inc................................      10.250      05/15/06       1,090,000
                                                                                              ----------
                                                                                              45,972,038
                                                                                              ----------
        Consumer Services 16.8%
 1,500  AFC Enterprises, Inc.,
        144A Private Placement (b)............................      10.250      05/15/07       1,545,000
 3,000  Alliance Gaming Corp.,
        144A Private Placement (b)............................      10.000      08/01/07       2,932,500
 2,250  Americredit Corp......................................       9.250      02/01/04       2,250,000
    42  Australis Media, Ltd. (Australia) (a) (d).............  1.75/15.75      05/15/03          34,498
 4,750  Australis Media, Ltd. (Australia) (a).................    0/15.750      05/15/03       3,895,000
 5,000  Booth Creek Ski Holdings, Inc.........................      12.500      03/15/07       5,100,000
 2,750  Busse Broadcasting Corp...............................      11.625      10/15/00       2,928,750
 7,250  Capstar Broadcasting Partners,
        144A Private Placement (a) (b)........................    0/12.750      02/01/09       4,803,125
 4,610  Casino America, Inc...................................      12.500      08/01/03       4,852,025
 5,500  Casino Magic Corp.,
        144A Private Placement (b)............................      13.000      08/15/03       4,743,750
 3,000  Citadel Broadcasting Co.,
        144A Private Placement (b)............................      10.250      07/01/07       3,202,500
 6,500  Diamond Cable Co. (United Kingdom) (a)................    0/13.250      09/30/04       5,460,000
 1,000  Diamond Cable Commerce PLC
        (United Kingdom) (a)..................................    0/10.750      02/15/07         615,000

                                      10       See Notes to Financial Statements

                                August 31, 1997

-------------------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                                               Coupon      Maturity     Market Value
-------------------------------------------------------------------------------------------------------
        Consumer Services (Continued)
$3,000  Echostar Communications Corp. (a)......................  0/12.875%     06/01/04    $  2,595,000
 3,000  FrontierVision Operating Partnership L.P...............    11.000      10/15/06       3,187,500
 6,350  Galaxy Telecom L.P.....................................    12.375      10/01/05       6,826,250
 3,500  Gray Communications Systems, Inc.......................    10.625      10/01/06       3,753,750
 2,000  Grupo Televisa (Mexico)................................    11.875      05/15/06       2,270,000
 6,500  Grupo Televisa (Mexico)................................         *      05/15/08       4,761,250
 5,578  Helicon Group L.P. (Variable Rate Coupon)..............    11.000      11/01/03       5,842,955
 1,000  Hollywood Theaters, Inc................................    10.625      08/01/07       1,035,000
 6,000  IHF Holdings, Inc. (a).................................  0/15.000      11/15/04       4,920,000
 1,750  International Cabletel, Inc. (a).......................  0/12.750      04/15/05       1,375,938
 3,000  Louisiana Casino Cruises, Inc..........................    11.500      12/01/98       3,052,500
 7,750  Majestic Star Casino L.L.C.............................    12.750      05/15/03       8,525,000
 5,500  Mohegan Tribal Gaming Authority of CT..................    13.500      11/15/02       7,163,749
 6,000  Multicanal Participacoes, Series B (Brazil)............    12.625      06/18/04       6,780,000
 4,500  South Carolina International Services, Inc.............    13.000      10/01/05       5,355,000
 6,000  Telewest PLC (United Kingdom) (a)......................  0/11.000      10/01/07       4,425,000
 5,000  UIH Australia/Pacific, Inc., Series B (a)..............  0/14.000      05/15/06       3,300,000
                                                                                           ------------
                                                                                            117,531,040
                                                                                           ------------
        Energy 7.6%
 2,000  Benton Oil & Gas Co....................................    11.625      05/01/03       2,150,000
 1,000  Chesapeake Energy Corp.................................     8.500      03/15/12         917,500
 5,250  Clark R & M Holdings, Inc..............................         *      02/15/00       4,068,750
 5,750  Deeptech International.................................    12.000      12/15/00       6,095,000
 3,382  Forest Oil Corp........................................    11.250      09/01/03       3,724,428
 1,450  Gerrity Oil & Gas Corp.................................    11.750      07/15/04       1,580,500
 3,500  Global Marine, Inc.....................................    12.750      12/15/99       3,626,875
 5,500  KCS Energy, Inc........................................    11.000      01/15/03       5,995,000
 5,236  Kelley Oil & Gas Partners Ltd..........................     7.875      12/15/99       5,131,280
 7,230  Maxus Energy Corp......................................    11.500      11/15/15       7,537,275
 6,500  Pacalta Resources Ltd.,
        144A Private Placement (Canada) (b)....................    10.750      06/15/04       6,695,000
 5,516  Petroleum Heat & Power, Inc............................    12.250      02/01/05       5,874,540
                                                                                            -----------
                                                                                             53,396,148
                                                                                            -----------

                                      11       See Notes to Financial Statements

                                August 31, 1997

Par
Amount
(000)   Description                                                Coupon      Maturity    Market Value
=======================================================================================================
        Finance 1.4%
$4,750  Americo Life, Inc.......................................     9.250%     06/01/05     $ 4,856,875
 2,968  Chatwins Group, Inc. (Variable Rate Coupon) (c).........    13.000      05/01/03       3,116,400
 1,500  Sig Capital Trust 1, 144A Private Placement (b).........     9.500      08/15/27       1,492,500
                                                                                             -----------
                                                                                               9,465,775
                                                                                             -----------
        Healthcare 0.5%
 2,380  Maxxim Medical, Inc.,
        144A Private Placement (b)..............................    10.500      08/01/06       2,561,475
 1,250  Urohealth Systems, Inc..................................    12.500      04/01/04       1,212,500
                                                                                             -----------
                                                                                               3,773,975
                                                                                             -----------
        Producer Manufacturing 8.2%
 3,750  American Builders,
        144A Private Placement (b)..............................    10.625      05/15/07       3,890,625
 1,000  Burke Inds, Inc.,
        144A Private Placement (b)..............................    10.000      08/15/07       1,010,000
 5,000  Carpenter W R North America, Inc.,
        144A Private Placement (b)..............................    10.625      06/15/07       5,025,000
 6,000  Exide Electronics Group, Inc............................    11.500      03/15/06       6,900,000
 3,348  Fairchild Corp..........................................    13.000      03/01/07       3,481,920
 4,950  GS Technologies Operating, Inc..........................    12.000      09/01/04       5,358,375
 5,000  IMO Industries, Inc.....................................    11.750      05/01/06       5,425,000
 1,750  Interlake Corp..........................................    12.000      11/15/01       1,916,250
 7,000  Interlake Corp..........................................    12.125      03/01/02       7,315,000
 3,500  International Knife & Saw, Inc.,
        144A Private Placement (b)..............................    11.375      11/15/06       3,780,000
 3,000  Marcus Cable Co., L.P. (a)..............................  0/14.250      12/15/05       2,437,500
 4,667  Terex Corp., Series B...................................    13.250      05/15/02       5,308,712
 6,000  Waxman Inds., Inc. (a)..................................  0/12.750      06/01/04       5,205,000
                                                                                             -----------
                                                                                              57,053,382
                                                                                             -----------
        Raw Materials/Processing Industries 17.3%
 4,500  Acetex (Canada).........................................     9.750      10/01/03       4,578,750
 2,750  Altos Hornos De Mexico S.A.,
        144A Private Placement (Mexico) (b).....................    11.375      04/30/02       2,956,250
 2,500  APP International Finance Co. (Netherlands).............    11.750      10/01/05       2,612,500

                                       12      See Notes to Financial Statements

                               August 31, 1997

===================================================================================================
Par
Amount
(000)     Description                                           Coupon     Maturity    Market Value
---------------------------------------------------------------------------------------------------
          Raw Materials/Processing Industries (Continued)
$ 3,750   Asia Pulp & Paper Finance,
          144A Private Placement (Indonesia) (b).............   12.000%    12/29/49    $  3,684,375
  4,250   Associated Materials, Inc..........................   11.500     08/15/03       4,526,250
  5,500   Crown Paper Co.....................................   11.000     09/01/05       5,802,500
  3,000   Dyersburg Corp., 144A Private Placement (b)........    9.750     09/01/07       3,022,500
  5,000   FSW International Finance Co. (Indonesia)..........   12.500     11/01/06       4,675,000
  4,250   Gaylord Container Corp.............................   12.750     05/15/05       4,621,875
  1,250   Grupo Industrial Durango (Mexico)..................   12.625     08/01/03       1,417,188
  5,061   Gulf States Steel..................................   13.500     04/15/03       5,212,830
  2,000   Hydrochem Industrial Services, Inc.,
          144A Private Placement (b).........................   10.375     08/01/07       2,020,000
  4,100   ICO, Inc., 144A Private Placement (b)..............   10.375     06/01/07       4,253,750
 10,000   Indah Kiat International Finance Co. BV
          (Netherlands)......................................   11.875     06/15/02      10,650,000
  4,000   INDSPEC Chemical Corp., Series B (a)............... 0/11.500     12/01/03       3,840,000
  5,250   Insilco Corp., 144A Private Placement (b)..........   10.250     08/15/07       5,315,625
  1,500   International Cabletel, Inc. (a)................... 0/11.500     02/01/06       1,076,250
  3,500   Klabin Fabricadora De Papel,
          144A Private Placement (Brazil) (b)................   11.000     08/12/04       3,692,500
  5,750   Mail-Well Envelope Corp............................   10.500     02/15/04       6,095,000
  5,250   National Energy Group, Inc.........................   10.750     11/01/06       5,381,250
  2,250   NL Industries, Inc.................................   11.750     10/15/03       2,466,562
  3,250   Plastic Specialties & Technologies, Inc............   11.250     12/01/03       3,510,000
  4,525   Printpack, Inc., 144A Private Placement (b)........   10.625     08/15/06       4,853,062
  3,250   Radnor Holdings Corp...............................   10.000     12/01/03       3,355,625
  5,000   Riverwood International Corp.,
          144A Private Placement (b).........................   10.625     08/01/07       5,050,000
  5,550   United Stationers Supply Co........................   12.750     05/01/05       6,299,250
  9,000   Vicap S.A., 144A Private Placement (Mexico) (b)....   11.375     05/15/07       9,742,500
                                                                                        -----------
                                                                                        120,711,392
                                                                                        -----------
          Technology 2.5%
  5,791   ComputerVision.....................................   11.375     08/15/99       5,067,125
  5,500   Dictaphone Corp....................................   11.750     08/01/05       4,235,000

                                       13                         See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

Par
Amount
(000)     Description                                         Coupon    Maturity    Market Value
------------------------------------------------------------------------------------------------
          Technology (Continued)
$ 1,000   EV International, Inc.,
          144A Private Placement (b)......................    11.000%   03/15/07     $  1,045,000
  2,000   Intermedia Communications, Inc.,
          144A Private Placement (a)(b)...................  0/11.250    07/15/07        1,245,000
  3,500   IXC Communications, Inc.........................    12.500    10/01/05        4,007,500
  2,000   L 3 Communications Corp.,
          144A Private Placement (b)......................    10.375    05/01/07        2,135,000
                                                                                     ------------
                                                                                       17,734,625
                                                                                     ------------
          Transportation 4.2%
  4,500   Atlas Air, Inc., 144A Private Placement (b).....    10.750    08/01/05        4,595,625
  3,500   Greyhound Lines, Inc............................    11.500    04/15/07        3,753,750
  4,250   Moran Transport Co..............................    11.750    07/15/04        4,749,375
  2,500   Sea Containers Ltd. (Bermuda)...................    12.500    12/01/04        2,818,750
  2,750   Sea Containers Ltd. (Bermuda)...................    12.500    12/01/04        3,093,750
  4,500   Stena AB (Sweden)...............................    10.500    12/15/05        4,916,250
  5,500   Trism, Inc......................................    10.750    12/15/00        5,555,000
                                                                                     ------------
                                                                                       29,482,500
                                                                                     ------------
          Utilities 7.5%
  1,750   AES Corp........................................    10.250    07/15/06        1,903,125
  6,000   Brooks Fiber Properties, Inc. (a)...............  0/11.875    11/01/06        4,200,000
  3,000   Fonorola, Inc. (Canada).........................    12.500    08/15/02        3,345,000
    568   GST Telecommunications, Inc.,
          144A Private Placement (a)(b)...................  0/13.875    12/15/05          482,516
  7,544   GST USA, Inc. (a)...............................  0/13.875    12/15/05        4,997,900
  2,500   Intermedia Communications of Florida, Inc. (a)..  0/12.500    05/15/06        1,806,250
  5,750   Metronet Communications Corp.,
          144A Private Placement (Canada) (b).............    12.000    08/15/07        6,181,250
  5,250   Millicom International Cellular SA
          (Luxembourg) (a)................................  0/13.500    06/01/06        3,944,063
  4,000   Optel, Inc......................................    13.000    02/15/05        3,840,000
  3,000   Price Communications Cellular (a)...............  0/13.500    08/01/07        1,575,000
  2,500   Price Communications Wireless,
          144A Private Placement (b)......................    11.750    07/15/07        2,612,500
    500   Pricellular Wireless Corp. (a)..................  0/14.000    11/15/01          537,500


                                       14      See Notes to Financial Statements

                                August 31, 1997

===================================================================================================
Par
Amount
(000)     Description                                           Coupon     Maturity    Market Value
---------------------------------------------------------------------------------------------------
          Utilities (Continued)
$ 5,750   Pricellular Wireless Corp. (a)....................  0/12.250%    10/01/03    $  5,563,125
  2,000   Primus Telecommunications.........................    11.750     08/01/04       2,070,000
  1,500   PTC International Finance,
          144A Private Placement (Netherlands) (a)(b).......  0/10.750     07/01/07         952,500
  3,500   Telesystem International Wireless, Inc.,
          144A Private Placement (Canada) (a)(b)............  0/13.250     06/30/07       2,065,000
  5,550   USA Mobile Communications, Inc....................    14.000     11/01/04       6,174,375
                                                                                       ------------
                                                                                         52,250,104
                                                                                       ------------
               Total Corporate Obligations..................                            596,397,949
                                                                                       ------------

          Foreign Government Obligations 1.9%
  3,000   Republic of Argentina (Argentina).................    11.000     10/09/06       3,431,250
  2,000   Republic of Argentina (Argentina).................    11.375     01/30/17       2,343,000
  3,000   Republic of Venezuela Note (Venezuela)............     6.750     03/31/20       2,458,125
  2,000   United Mexican States Debt (Mexico)...............    11.500     05/15/26       2,374,000
  2,000   United Mexican States Debt (Mexico)...............    11.500     05/15/26       2,374,000
                                                                                       ------------
               Total Foreign Government Obligations.........                             12,980,375
                                                                                       ------------


                                       15                         See Notes to Financial Statements


                                August 31, 1997

========================================================================================================
Description                                                                                 Market Value
--------------------------------------------------------------------------------------------------------
Equities 3.1%
American Telecasting, Inc. (1,750 Common Stock Warrants) (c)..............................  $     17,500
Capital Gaming International, Inc. (3,125 Common Stock Warrants) (c)......................             0
Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)..........................        29,996
Exide Electronics Group, Inc. (4,250 Common Stock Warrants) (c)...........................       221,000
FF Holdings Corp. (40,000 Common Shares) (c)..............................................           400
Finlay Enterprises, Inc. (6,333 Common Shares) (c)........................................       112,411
Kelley Oil & Gas Corp. (50,000 Preferred Shares,10.50% coupon, $25 par) (c)...............     1,237,500
Nextlink Communications, Inc. (32,148 Preferred Shares, 14.00% coupon,
  $50 par) (c) (d)........................................................................     1,864,584
Nextlink Communications, Inc., 144A Private Placement (b) (c).............................           300
Optel, Inc. (4,000 Common Shares) (c).....................................................            40
PanAmSat L.P. (7,142 Preferred Shares, 12.75% coupon, $1000 par) (c) (d)..................     8,445,415
Supermarkets General Holdings Corp. (241,101 Preferred Shares,
  14.08% coupon, $25 par) (c) (d).........................................................     5,304,222
Terex Corp. (28,000 Common Stock Rights) (c)..............................................       420,000
Time Warner, Inc. (3,110 Preferred Shares, 10.25% coupon, $1000 par) (c)..................     3,538,179
Total Renal Care Holdings, Inc. (6,000 Common Shares) (c).................................       274,500
Wright Medical Technology, Inc. (4,118 Common Stock Warrants) (c).........................        41,176
                                                                                            ------------
     Total Equities.......................................................................    21,507,223
                                                                                            ------------
Total Long-Term Investments 90.4%
     (Cost $604,653,034)..................................................................   630,885,547
                                                                                            ------------
Repurchase Agreement 6.6%
BA Securities ($45,895,000 par collateralized by U.S. Government Obligations in a
pooled cash account dated 08/29/97, to be sold on 09/02/97 at $45,923,404)................    45,895,000
                                                                                            ------------
Total Investments 97.0%
     (Cost $650,548,034)..................................................................   676,780,547
Other Assets in Excess of Liabilities 3.0%................................................    20,623,858
                                                                                            ------------
Net Assets 100.0%.........................................................................  $697,404,405
                                                                                            ============

*Zero coupon bond
(a) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c)  Non-Income producing security.
(d)  Payment-in-kind security.

                                               See Notes to Financial Statements

                     Statement of Assets and Liabilities

                               August 31, 1997

=========================================================================================
Assets:
Total Investments (Cost $650,548,034)...................................   $  676,780,547
Receivables:
  Investments Sold......................................................       22,098,850
  Interest..............................................................       14,371,621
  Fund Shares Sold......................................................        2,151,721
Other...................................................................           10,323
                                                                           --------------
     Total Assets.......................................................      715,413,062
                                                                           --------------
Liabilities:
Payables:
  Investments Purchased.................................................       13,359,934
  Income Distributions..................................................        2,469,731
  Fund Shares Repurchased...............................................        1,136,830
  Distributor and Affiliates............................................          461,816
  Investment Advisory Fee...............................................          319,161
  Custodian Bank........................................................               85
Accrued Expenses........................................................          160,530
Trustees Deferred Compensation and Retirement Plans.....................          100,570
                                                                           --------------
     Total Liabilities..................................................       18,008,657
                                                                           --------------
Net Assets..............................................................   $  697,404,405
                                                                           ==============
Net Assets Consist of:
Capital.................................................................   $  892,891,022
Net Unrealized Appreciation.............................................       26,232,513
Accumulated Undistributed Net Investment Income.........................        2,861,864
Accumulated Net Realized Loss...........................................     (224,580,994)
                                                                           --------------
Net Assets..............................................................   $  697,404,405
                                                                           ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $468,606,618 and 71,561,449 shares of
     beneficial interest issued and outstanding)........................   $         6.55
     Maximum sales charge (4.75%* of offering price)....................              .33
                                                                           --------------
     Maximum offering price to public...................................   $         6.88
                                                                           ==============
  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $198,001,284 and 30,191,498 shares of
     beneficial interest issued and outstanding)........................   $         6.56
                                                                           ==============
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $30,796,503 and 4,717,323 shares of
     beneficial interest issued and outstanding)........................   $         6.53
                                                                           ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                       17
                                               See Notes to Financial Statements

                           Statement of Operations
                      For the Year Ended August 31, 1997

=========================================================================================================
Investment Income:
Interest....................................................................................  $62,627,973
Dividends...................................................................................    1,558,788
Other Income................................................................................    1,046,307
                                                                                              -----------
     Total Income...........................................................................   65,233,068
                                                                                              -----------
Expenses:
Investment Advisory Fee.....................................................................    3,377,516
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $1,000,710, $1,538,086 and $220,710, respectively)........................................    2,759,506
Shareholder Services........................................................................    1,313,039
Legal.......................................................................................       41,467
Trustees Fees and Expenses..................................................................       18,376
Custody.....................................................................................        5,414
Other.......................................................................................      605,871
                                                                                              -----------
     Total Expenses.........................................................................    8,121,189
     Less Expenses Reimbursed...............................................................        6,300
                                                                                              -----------
     Net Expenses...........................................................................    8,114,889
                                                                                              -----------
Net Investment Income.......................................................................  $57,118,179
                                                                                              ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain...........................................................................  $10,679,453
                                                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................................................   11,462,049
  End of the Period:
     Investments............................................................................   26,232,513
                                                                                              -----------
Net Unrealized Appreciation During the Period...............................................   14,770,464
                                                                                              -----------
Net Realized and Unrealized Gain............................................................  $25,449,917
                                                                                              ===========
Net Increase in Net Assets from Operations..................................................  $82,568,096
                                                                                              ===========

                                               See Notes to Financial Statements


                             Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
                        For the Years Ended August 31, 1997 and 1996
---------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                           August 31, 1997    August 31, 1996
---------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income......................................  $  57,118,179      $  50,525,672
Net Realized Gain..........................................     10,679,453          7,729,045
Net Unrealized Appreciation During the Period..............     14,770,464          4,212,440
                                                             -------------      -------------
Change in Net Assets from Operations.......................     82,568,096         62,467,157
                                                             -------------      -------------
Distributions from Net Investment Income...................    (57,118,179)       (49,827,208)
Distributions in Excess of Net Investment Income...........     (1,583,666)               -0-
                                                             -------------      -------------
     Total Distributions from and in Excess of
     Net Investment Income*................................    (58,701,845)       (49,827,208)
                                                             -------------      -------------
Net Change in Net Assets from Investment Activities........     23,866,251         12,639,949
                                                             -------------      -------------
From Capital Transactions:
Proceeds from Shares Sold..................................    290,139,308        144,420,520
Net Asset Value of Shares Issued Through
  Dividend Reinvestment....................................     33,996,355         29,841,087
Cost of Shares Repurchased.................................   (204,011,022)      (150,954,434)
                                                             -------------      -------------
Net Change in Net Assets from
  Capital Transactions.....................................    120,124,641         23,307,173
                                                             -------------      -------------
Total Increase in Net Assets...............................    143,990,892         35,947,122
Net Assets:
Beginning of the Period....................................    553,413,513        517,466,391
                                                             -------------      -------------
End of the Period
  (Including accumulated undistributed net investment
  income of $2,861,864 and $2,475,568, respectively).......  $ 697,404,405      $ 553,413,513
                                                             =============      =============

                                                                Year Ended         Year Ended
*Distributions by Class                                    August 31, 1997    August 31, 1996
---------------------------------------------------------------------------------------------
Distributions from and in Excess
  of Net Investment Income:
  Class A Shares...........................................    (43,009,717)       (39,328,721)
  Class B Shares...........................................    (13,729,638)        (9,074,232)
  Class C Shares...........................................     (1,962,490)        (1,424,255)
                                                             -------------      -------------
                                                             $ (58,701,845)     $ (49,827,208)
                                                             =============      =============

                                       19      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

==========================================================================================
                                                          Year Ended August 31,
                                               -------------------------------------------
Class A Shares                                   1997     1996     1995     1994    1993
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $ 6.298  $  6.15  $  6.12  $  6.61  $  6.40
                                               -------  -------  -------  -------  -------
  Net Investment Income......................     .604     .607      .55      .63      .64
  Net Realized and Unrealized Gain/Loss......     .267     .139    .0515     (.47)     .27
                                               -------  -------  -------  -------  -------
Total from Investment Operations.............     .871     .746    .6015      .16      .91
Less Distributions from and in Excess of
  Net Investment Income......................     .621     .598    .5715      .65      .70
                                               -------  -------  -------  -------  -------
Net Asset Value, End of the Period...........  $ 6.548  $ 6.298  $  6.15  $  6.12  $  6.61
                                               =======  =======  =======  =======  =======
Total Return (a).............................   14.44%   12.66%   10.48%    2.34%   15.20%
Net Assets at End of
  the Period (In millions)...................  $ 468.6  $ 421.4  $ 411.9  $ 364.2  $ 452.4
Ratio of Expenses to
  Average Net Assets (b).....................    1.08%    1.08%    1.12%    1.10%    1.09%
Ratio of Net Investment Income to
  Average Net Assets (b).....................    9.37%    9.65%    9.23%    9.03%   10.10%
Portfolio Turnover...........................      75%      76%      49%      66%      75%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                      20       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------------------
                                                           Year Ended August 31,
                                                 ------------------------------------------
Class B Shares                                    1997     1996     1995     1994     1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $6.310   $ 6.16   $ 6.14   $ 6.63   $ 6.41
                                                 ------   ------   ------   ------   ------
  Net Investment Income........................    .559     .559      .51      .58      .58
  Net Realized and Unrealized Gain/Loss........    .262     .141    .0335    (.468)    .292
                                                 ------   ------   ------   ------   ------
Total from Investment Operations...............    .821     .700    .5435     .112     .872
Less Distributions from and in Excess of
  Net Investment Income........................    .573     .550    .5235     .602     .652
                                                 ------   ------   ------   ------   ------
Net Asset Value, End of the Period.............  $6.558   $6.310   $ 6.16   $ 6.14   $ 6.63
                                                 ======   ======   ======   ======   ======
Total Return (a)...............................  13.58%   11.78%    9.41%    1.59%   14.49%
Net Assets at End of the Period (In millions)..  $198.0   $114.6   $ 89.9   $ 71.0   $ 37.7
Ratio of Expenses to Average Net Assets (b)....   1.86%    1.87%    1.93%    1.90%    1.90%
Ratio of Net Investment Income to Average
  Net Assets (b)...............................   8.60%    8.86%    8.42%    8.25%    9.10%
Portfolio Turnover.............................     75%      76%      49%      66%      75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                      21       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
===============================================================================

                                                                                                                    July 6, 1993
                                                                 Year Ended August 31,                             (Commencement
                                                           ----------------------------------                of Distribution) to
Class C Shares                                             1997      1996       1995     1994                    August 31, 1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............     $6.284    $ 6.14    $ 6.11  $ 6.61                              $ 6.63
                                                          ------    ------    ------  ------                              ------
     Net Investment Income...........................       .561      .557       .51     .53                                 .06
     Net Realized and Unrealized Gain/Loss...........       .256      .137     .0435   (.428)                              .0195
                                                          ------    ------    ------  ------                              ------
Total from Investment Operations.....................       .817      .694     .5535    .102                               .0795
Less Distributions from and in Excess of
     Net Investment Income...........................       .573      .550     .5235    .602                               .0995
                                                          ------    ------    ------  ------                              ------
Net Asset Value, End of the Period...................     $6.528    $6.284    $ 6.14  $ 6.11                              $ 6.61
                                                          ======    ======    ======  ======                              ======
Total Return (a).....................................      13.64%    11.66%     9.63%   1.43%                               1.20%*
Net Assets at End of the Period
     (In millions)...................................     $ 30.8    $ 17.5    $ 15.7  $ 13.2                              $  1.0
Ratio of Expenses to
     Average Net Assets (b)..........................       1.86%     1.87%     1.93%   1.91%                               2.34%
Ratio of Net Investment Income to
     Average Net Assets (b)..........................       8.57%     8.86%     8.42%   8.25%                               8.05%
Portfolio Turnover...................................         75%       76%       49%     66%                                 75%

*Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                       22      See Notes to Financial Statements

                         Notes to Financial Statements
                                August 31, 1997
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Fixed income investments and preferred stock are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 98% of the investment portfolio. At August 31, 1997, approximately 19% of the Fund's long-term investments were in non-U.S. issuers, no country of which was greater than 5%.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.

                                August 31, 1997
--------------------------------------------------------------------------------
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $224,476,411 which expires between August 31, 1998 and August 31, 2004. Of this amount, $36,374,534 will expire in 1998. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

     At August 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $650,652,617, the aggregate gross unrealized appreciation is $31,524,752 and the aggregate gross unrealized depreciation is $5,396,822, resulting in net unrealized appreciation of $26,127,930.

E. Distribution of Income and Gains-The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

                                August 31, 1997
--------------------------------------------------------------------------------

     Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods

     Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $35,200,902 were reclassified from net realized gain/loss to capital. Permanent differences relating to the recognition of expenses associated with the consolidation of the VKAC open-end fund complex totaling $88,979 were reclassified from accumulated undistributed net investment income to capital. Permanent differences relating to certain expenses which are not deductible for tax purposes totaling $4,371 were reclassified from accumulated undistributed net investment income to capital. Additionally, permanent differences relating to the recognition of market discount on bonds totaling $1,876,612 were reclassified from net realized gain/loss to accumulated undistributed net investment income.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                 % Per Annum
------------------------------------------------------------------------------
First $150 million................................................ .625 of 1%
Next $150 million................................................. .550 of 1%
Over $300 million................................................. .500 of 1%

     Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended August 31, 1997, the Fund recognized expenses of approximately $98,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1997, the Fund recognized expenses of approximately $943,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Additionally, for the year ended August 31, 1997, the Fund reimbursed VKAC approximately $20,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

                                August 31, 1997
-------------------------------------------------------------------------------
     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500. During the year ended August 31, 1997, VKAC reimbursed the Fund for expenses related to the retirement plan.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At August 31, 1997, capital aggregated $683,246,374, $180,564,075 and $29,080,573 for Class A, B and C
shares, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                       Shares           Value
--------------------------------------------------------------------------------
Sales:
     Class A...................................    25,421,874   $ 163,679,383
     Class B...................................    16,738,565     108,268,484
     Class C...................................     2,815,626      18,191,441
                                                  -----------   -------------
Total Sales....................................    44,976,065   $ 290,139,308
                                                  ===========   =============
Dividend Reinvestment:
     Class A...................................     4,028,534   $  25,967,824
     Class B...................................     1,069,455       6,908,909
     Class C...................................       174,005       1,119,622
                                                  -----------   -------------
Total Dividend Reinvestment....................     5,271,994   $  33,996,355
                                                  ===========   =============

Repurchases:
     Class A...................................   (24,797,705)  $(159,884,130)
     Class B...................................    (5,774,518)    (37,359,396)
     Class C...................................    (1,052,510)     (6,767,496)
                                                  -----------   -------------
Total Repurchases..............................   (31,624,733)  $(204,011,022)
                                                  ===========   =============

                         Notes to Financial Statements
                                August 31, 1997
================================================================================
     At August 31, 1996, capital aggregated $677,198,548, $112,766,529 and
$18,095,556 for Class A, B and C shares, respectively. For the year ended August 31, 1996 transactions were as follows:

                                              Shares                       Value
================================================================================
Sales:
     Class A...........................   13,745,144               $  86,510,165
     Class B...........................    8,018,551                  50,487,330
     Class C...........................    1,183,788                   7,423,025
                                         -----------               -------------
Total Sales............................   22,947,483               $ 144,420,520
                                         ===========               =============
Dividend Reinvestment:
     Class A...........................    3,888,598               $  24,355,156
     Class B...........................      739,318                   4,641,173
     Class C...........................      135,209                     844,758
                                         -----------               -------------
Total Dividend Reinvestment............    4,763,125               $  29,841,087
                                         ===========               =============
Repurchases:
     Class A...........................  (17,717,034)              $(111,452,236)
     Class B...........................   (5,181,274                 (32,639,566)
     Class C...........................   (1,095,335)                 (6,862,632)
                                         -----------               -------------
Total Repurchases......................  (23,993,643)              $(150,954,434)
                                         ===========               =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                         Notes to Financial Statements
                                August 31, 1997
===============================================================================

                                                           Contingent Deferred
                                                               Sales Charge
                                                           -------------------
Year of Redemption                                          Class B   Class C
===============================================================================

First....................................................   4.00%         1.00%
Second...................................................   4.00%         None
Third....................................................   3.00%         None
Fourth...................................................   2.50%         None
Fifth....................................................   1.50%         None
Sixth and Thereafter.....................................    None         None

     For the year ended August 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $157,300 and CDSC on redeemed shares of approximately $342,500. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $534,530,599 and $435,536,309, respectively.

5. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1997, are payments to VKAC of approximately $1,387,800.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital High Income Corporate Bond Fund (the "Fund") at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
October 10, 1997

               Funds Distributed by Van Kampen American Capital


GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund
EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund
FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income
TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or for Morgan Stanley retail funds.

                         Results of Shareholder Votes


A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees, amendments to the Funds fundamental investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 66,740,228 shares voted for the proposal, 926,985 shares voted against and 3,454,183 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 69,939,141 shares voted in his favor and 1,182,255 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 69,922,296 shares voted in his favor and 1,199,100 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 69,928,882 shares voted in her favor and 1,192,514 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 69,941,922 shares voted in his favor and 1,179,473 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 69,889,436 shares voted in his favor and 1,231,960 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 69,907,821 shares voted in his favor and 1,213,575 shares withheld. With regard to the election of Philip B. Rooney as elected trustee of the Fund, 69,940,770 shares voted in his favor and 1,180,626 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 69,899,658 shares voted in his favor and 1,221,737 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 69,943,806 shares voted in his favor and 1,177,590 shares withheld. With regard to the approval of an amendment to the Funds fundamental investment policy regarding unseasoned issuers 52,638,857 shares voted for the proposal, 2,047,418 shares voted against and 4,026,009 shares abstained. With regard to the approval of an amendment to the Funds fundamental investment policy regarding diversification 53,322,746 shares voted for the proposal, 1,545,601 shares voted against and 3,843,938 shares abstained. With regard to the approval of an amendment to the Funds fundamental investment policy regarding foreign securities 52,468,581 shares voted for the proposal, 2,168,053 shares voted against and 4,075,650 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accounts for the Fund, 67,319,045 shares voted for the proposal, 486,903 shares voted against and 3,315,448 shares abstained.

Van Kampen American Capital High Income Corporate Bond Fund

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Jerome L. Robinson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
President
Ronald A. Nyberg*
Vice President and Secretary
Edward C. Wood, III*
Vice President and Chief Financial Officer
Curtis W. Morell*
Vice President and Chief Accounting Officer
John L. Sullivan*
Treasurer
Tanya M. Loden*
Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 E. Randolph
Chicago, IL 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997
All rights reserved.

/SM/ denotes a service mark of
Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.